Page 1 of 11 ZENDESK INC. TRANSITION AND SEPARATION AGREEMENT AND RELEASE This Transition and Separation Agreement and Release ("Agreement") is made by and between Alex Constantinople (the "Employee") and Zendesk, Inc., (the "Company") (collectively referred to as the “Parties” or individually referred to as a “Party”) on July _____, 2022 and is made as of the Effective Date (as defined in Paragraph 14) by and between the Company and the Employee. WHEREAS, Employee and Company have mutually agreed that Employee’s employment with the Company shall terminate; WHEREAS, Employee and Company wish to have a transition period, wherein Employee will provide transition services; WHEREAS, the Company and Employee wish to specify the terms upon which Employee will continue employment and receive compensation to which Employee is not otherwise entitled, and, in connection therewith, Employee will agree to release the Company from any claims arising from or related to that employment relationship; and WHEREAS, the Company and Employee wish to make certain other agreements in connection with the termination of Employee's employment with the Company. NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows: 1. Continued Employment and Separation (a) Employee and Company agree that Employee will remain employed as an at-will employee of the Company until the earlier of the date the Company terminates Employee’s employment for any reason or September 30, 2022 (the “Separation Date”), subject to the provisions of Section 2(b) below. Between now and the Separation Date (the “Transition Period”), Employee agrees to carry out the duties and responsibilities of her position, and provide other transition services as reasonably may be requested by the Company, including transition of the responsibilities, duties, and knowledge relative to Employee’s position (the “Transition Services”). Nothing in this agreement shall change the at-will nature of Employee’s employment, meaning that either Employee or the Company may terminate Employee’s employment at any time, with or without notice or reason. For avoidance of doubt, Employee shall not be entitled to the Severance Payments or Equity Acceleration (each as defined below) if Employee resigns without Good Reason or is terminated for Cause (as defined in the Change in Control Acceleration Plan (“Acceleration Plan”) before September 30, 2022. (b) The Parties explicitly agree that the Company hiring a successor who takes over Employee’s role, title and job duties before September 30, 2022 will not constitute Good Reason for the purposes of this Agreement. 26 Exhibit 99.2

Page 2 of 11 (c) Through the Separation Date, Employee will continue to be paid Employee’s current base salary, subject to standard payroll deductions and tax withholding, in accordance with the Company’s regular payroll or allowance payment schedule, as applicable, and be eligible to participate in the Company’s standard benefits plans to the extent currently enrolled in such plans. Upon Employee’s separation from employment, the Company shall pay Employee all wages accrued through the Separation Date, less applicable deductions and tax withholding, in accordance with applicable law. (d) Employee shall submit for payment all expenses accrued prior to the Separation Date for reimbursement by the Company in accordance with the Company’s expense reimbursement policies no later than seven (7) days following the Separation Date. 2. Consideration Although the Company is not otherwise obligated to do so, in consideration of the releases contained herein and provided that (i) Employee signs this Agreement, returns it to the Company and allows it to become effective as contemplated by Section 14; (ii) Employee abides by the terms of this Agreement; (iii) Employee reasonably and in good faith provides the Transition Services during the Transition Period; (iv) Employee is not terminated for Cause and Employee does not resign without Good Reason before September 30, 2022; and (iv) on or promptly following the Separation Date (and in no event more than 21 days following the Separation Date), Employee signs the Separation Date Release attached hereto as Exhibit A, returns it to the Company and allows it to become effective as contemplated therein (collectively, the “Severance Conditions”); the Company will provide Employee the following severance benefits (the “Severance Benefits”): (a) The Company shall continue Employee’s employment, and allow her to receive her current base salary, employee benefits and equity vesting through the Separation Date, subject to the terms of Section 1(c); (b) The Company will provide Employee the following severance payments: (collectively, the “Severance Payments”): (i) an amount equal to six (6) months of Employee’s base salary (at Employee’s current base salary rate) (the “Base Pay Severance Payment”); and (ii) a prorated bonus payment for nine (9) months at target ending September 30, 2022 under the Company’s 2021 Broad-Based Bonus Plan (“2021 Bonus Plan”) as determined in the Company’s sole discretion, based on the achievement of objectives, subject to any adjustments, against the 2021 Bonus Plan (the “Bonus Pay Severance Payment”). The Severance Payments shall be subject to applicable deductions and tax withholdings. The Base Pay Severance Payment and Bonus Pay shall be payable within sixty (60) days following the Separation Date. (c) Employee’s group health insurance coverage terminates at the end of the month of the Separation Date. To the extent provided by the federal COBRA law or applicable state insurance laws, and by the Company’s current group health insurance policies, Employee shall be eligible to continue Employee’s group health insurance benefits at Employee’s own expense.

Page 3 of 11 (d) The Company paid Employee a sign-on bonus (a “Sign-on Bonus”) pursuant to the terms of Employee’s employment offer letter dated March 3, 2021 (the “Offer Letter”). As of the Effective Date, the Company shall waive Employee’s obligations to repay any unearned portion of the Sign-on Bonus pursuant to the terms of the Offer Letter, and Employee shall not be required to repay such amount. (e) The Company granted to Employee stock options, subject to the terms and conditions of the Zendesk, Inc. 2014 Stock Option and Incentive Plan (the “2014 Plan”) and the applicable stock option agreement(s) provided to Employee in connection with such grant (the “Stock Option Agreement(s)”). The Company also granted to Employee restricted stock units (“RSUs”) to acquire a total of shares of the Company’s common stock under and subject to terms and conditions of the 2014 Plan and the applicable restricted stock unit agreement(s) provided to Employee in connection with such grants (the “RSU Agreement(s)”). Subject to the satisfaction of the Severance Conditions, the Company shall, accelerate the vesting of any unvested portions of the unvested RSUs and stock options that are scheduled to vest between the Separation Date and March 31, 2023 under the vesting schedules set forth in the RSU Agreement(s), so that such portions of the RSUs and stock options will accelerate and vest after the Severance Conditions are met (the “Equity Acceleration”). For avoidance of doubt, none of the PSUs will be subject to the Equity Acceleration. Other than as set forth above, all portions of all equity awards, including all stock options, RSUs (including the June 2022 retention grant), and PSUs that remain unvested as of the Separation Date shall be forfeited and canceled as of the Separation Date. Further, any portions of the stock options that have vested but are not exercised within the periods set forth in the Stock Option Agreement(s) shall be forfeited and canceled. (f) Employee acknowledges and agrees that the Severance Benefits represent payments and benefits that Employee would not otherwise be entitled to receive without entering into this Agreement and constitute adequate consideration for the terms, conditions, covenants and releases provided in this Agreement. 3. Confidentiality (a) The Parties agree that the existence of, reasons for, and terms of the Agreement shall be held by them in strictest confidence and, except as required by law or applicable regulation, will not be disclosed by them, directly or indirectly, to any person or entity, subject to the terms of this Agreement. Notwithstanding the foregoing, the Parties agree that they may disclose the terms of this Agreement to those employees, attorneys, accountants, governmental entities, and insurers who have a reasonable need to know of such information. (b) Except for such items as Employee is authorized in writing by the Company's Chief Executive Officer to retain, Employee shall return to the Company all of the Company’s property, equipment and all materials (including all copies thereof, whether or not in tangible form) and confidential and proprietary information of the Company in Employee’s possession on or prior to the Separation

Page 4 of 11 Date (or such earlier date as requested by the Company). If Employee has used any personally owned computer, server, or e-mail system to receive, store, review, prepare or transmit any Company confidential or proprietary information, Employee shall provide the Company with a computer-useable copy of all such information and then permanently delete and expunge such information from those systems on or prior to the Separation Date (or such earlier date requested by the Company). 4. Settlement and Release of Claims (a) Employee agrees that this Agreement and the payments hereunder represent settlement in full of all outstanding obligations owed to Employee by the Company as a result of Employee’s employment by the Company. Employee also agrees and understands that, notwithstanding the receipt of the Severance Payment, Employee’s participation in all benefits and incidents of employment shall cease on the Separation Date, or in accordance with the terms of the applicable benefit plan. Employee acknowledges, that except as expressly provided in this Agreement, Employee will not have earned and will not receive from the Company any additional compensation (including base salary, bonus, incentive or other variable compensation, equity, or vacation/PTO accrual), severance, or benefits before or after the Separation Date. (b) Employee, on behalf of Employee and Employee’s descendants, dependents, heirs, executors, agents, principals, partners, representatives, attorneys, administrators, assigns and transferees, as applicable Parties, does hereby fully and forever release, discharge and free the Company, its current and former officers, directors, employees, investors, shareholders, predecessors, successors, subsidiaries, parent company and their respective successors and assigns (the “Released Parties”) of and from any claim, duty, demand, liability, obligation or cause of action (collectively, “Claims”), and agrees not to sue any of the Released Parties concerning any matters of any kind, character or nature whatsoever, whether at law or in equity, now existing or heretofore ever having existed, whether currently known or unknown, suspected or unsuspected, that Employee may possess arising from any acts, omissions or facts that have occurred up until and including the Effective Date of this Agreement, including, without limitation, any and all Claims relating to or arising from Employee's involvement or employment relationship with the Company, the termination of that relationship and status, federal, state or local laws prohibiting discrimination in employment, or Employee’s ownership of securities of the Company. (c) Employee acknowledges that she may have Claims against the Released Parties relating to the foregoing subject matter of which, at the time of execution of this Agreement, Employee has no knowledge, and Employee acknowledges and expressly agrees that this Agreement is specifically intended to and does extend to any and all such Claims, whether or not known, claimed or suspected. Accordingly, Employee hereby waives as to the Released Parties the benefits of Section 1542 of the California Civil Code, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE

Page 5 of 11 CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. (d) Employee expressly acknowledges and agrees that this waiver and release includes any and all rights or claims Employee may have or claim to have arising under Title VII of the Civil Rights Act of 1964, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act of 1974, the Americans with Disabilities Act, the Age Discrimination in Employment Act (as amended by the Older Workers Benefit Protection Act), the the California Labor Code (including the California WARN Act and section 132A), the California Constitution and/or any other statute or provision. Employee expressly acknowledges and agrees that the Claims released pursuant to this Agreement include all claims against individual directors, officers, shareholders and employees of the Company and its affiliated companies, and that any and all such claims are hereby settled, compromised, released and discharged by this Agreement. This Agreement does not apply to workers’ compensation benefits claims, unemployment insurance benefits claims, California Labor Code section 2802 expense indemnification claims, and any other administrative or other claims that cannot be waived by private agreement under applicable laws. (e) Employee understands and agrees that, by entering into this Agreement, (i) Employee is waiving any rights or claims Employee might have under the Age Discrimination in Employment Act (the “ADEA”), as amended by the Older Workers Benefit Protection Act, except those rights and claims that arise after the date this Agreement is signed by Employee; (ii) Employee has received consideration beyond that to which Employee was previously entitled; (iii) Employee has been advised through this Agreement to consult with an attorney before signing this Agreement; (iv) Employee has been offered the opportunity to evaluate the terms of this Agreement for not less than twenty-one (21) days following the presentation of this Agreement by the Company to Employee (“Evaluation Period”). The Parties expressly agree that any actual or proposed modifications or changes to this Agreement, whether material or immaterial, will not be deemed to recommence or extend the Evaluation Period. Employee understand and agrees that he/she may revoke this Agreement (by written notice to the Company) during a period of seven (7) days after Employee’s execution of the Agreement (the “Revocation Period”), and it shall become enforceable only upon the expiration of the Revocation Period without prior revocation by Employee; and (v) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law. 5. Remaining Obligations Notwithstanding the foregoing, the provisions of Section 4 above shall not restrict or limit in any way the liability or continuing obligations under Section 3 or Section

Page 6 of 11 9 hereof, or any other obligation not to use or disclose confidential, trade secret, or proprietary information of the Company. 6. Injunctive Relief In view of the nature of the rights and goodwill, business reputation and prospects of the Company to be protected under Sections 3, 4, 7, 8 and 9 of this Agreement, Employee understands and agrees that the Company could not be reasonably or adequately compensated in damages in an action at law for Employee’s breach of his/her obligations thereunder. Accordingly, Employee specifically agrees that the Company shall be entitled to temporary and permanent injunctive relief to enforce the provisions of Sections 3, 4, 7, 8, and 9 of this Agreement, and that such relief may be granted without the necessity of proving actual damages, or the posting of any bond. This provision with respect to injunctive relief shall not, however, diminish the right of the Company to claim and recover damages in addition to injunctive relief. 7. Non-Disparagement Employee agrees not to criticize, denigrate, disparage, defame, libel, slander or in any other way harm the reputation, goodwill, or commercial interest of the Company or any other Released Party. Nothing in this paragraph shall prohibit Employee from complying with and giving truthful testimony in response to any lawful subpoena or court order or taking any other actions affirmatively required by law or applicable regulation. Employee acknowledges and agrees that the time and expense involved in proving in any forum the actual damage or loss suffered by the Company if there is a breach of this provision makes the breach appropriate for the payment of liquidated damages. Accordingly, instead of requiring any proof of damages or losses, Employee agrees that as liquidated damage for each breach of this non- disparagement provision, Employee shall pay the Company the sum of Twenty Thousand Dollars ($20,000), and all attorneys’ fees and costs incurred in enforcing this provision. Neither the breach of this paragraph nor the payment of liquidated damages by Employee shall affect the continuing validity or enforceability of this Agreement. 8. Confidentiality Agreement The terms of Employee’s Confidentiality and Invention Assignment Agreement (“Confidentiality Agreement”) remain in full force and effect notwithstanding any other provision of this Agreement (including, without limitation, Section 12(a)) and that, as a material condition of the Company entering into this Agreement, Employee will comply with all terms of the Confidentiality Agreement. Employee understands and agrees that the Company’s proprietary information as defined in Section 1 of the Confidentiality Agreement belongs exclusively to the Company, and that the confidential information of the Company’s customers or of other organizations with which the Company does business remains their exclusive property. Employee agrees that Employee will not use or disclose any such information, whether for Employee’s benefit or for the benefit of another, and that Employee will hold and treat such information as confidential, unless Employee

Page 7 of 11 has specific prior written authorization from the Company to disclose it. For the avoidance of doubt, Employee understands that pursuant to the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. 9. Protected Disclosures and Other Protected Actions Nothing in this Agreement (including but not limited to the release of claims, promise not to sue, confidentiality, non-disparagement, and any other limiting provisions) or the Confidentiality Agreement (i) waives Employee’s right to testify in an administrative, legislative, or judicial proceeding concerning alleged criminal conduct or alleged sexual harassment on the part of the Company, or on the part of the agents or employees of the Company, when Employee has been required or requested to attend such a proceeding pursuant to a court order, subpoena, or written request from an administrative agency or the legislature, (ii) limits or affects Employee’s right to challenge the validity of this Agreement under the Age Discrimination in Employment Act or the Older Worker Benefit Protection Act; (iii) prevents Employee from communicating with, filing a charge or complaint with or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission (EEOC), the National Labor Relations Board (NLRB), the Securities and Exchange Commission (SEC), or any other federal, state or local agency charged with the enforcement of any laws, including providing documents or other information, or (iv) prevents Employee from exercising Employee’s rights under Section 7 of the National Labor Relations Act to engage in protected, concerted activity with other employees, although by signing this Agreement Employee is waiving Employee’s right to recover any individual relief (including back pay, front pay, reinstatement or other legal or equitable relief) in any charge, complaint, or lawsuit or other proceeding brought by Employee or on Employee behalf by any third party, except for any right Employee may have to receive a payment from a government agency (and not the Company) for information provided to the government agency. 10. No Admission of Liability It is understood and agreed that this is a compromise release of disputed claims or potential disputed claims, and that the furnishing of the consideration for this Agreement shall not be deemed or construed as an admission of liability or responsibility at any time for any purpose. 11. General (a) Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the termination of Employee’s employment relationship with the Company, and, except as specifically provided herein, supersedes and replaces any and all prior agreements and understandings, written and oral, concerning Employee’s relationship with the Company and Employee’s compensation by the Company. Neither party has relied

Page 8 of 11 upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement. (b) Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by both Parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any such right, power, or privilege, nor any single or partial exercise of any such right, power, or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power, or privilege. (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws, but not the choice-of-law rules, of the State of California applicable to agreements made and to be performed entirely within such state. (d) Assignment. This Agreement, and Employee’s rights and obligations hereunder, are personal in nature and accordingly may not be assigned by Employee. The Company may assign this Agreement and its rights, together with its obligations hereunder, in connection with any sale, transfer or other disposition of all or substantially all of its assets or business, whether by merger, consolidation or otherwise. In such event, the term “Company,” as used in this Agreement, shall mean the Company as defined above and any successor or assignee to the business or assets which by reason hereof becomes bound by the terms and provisions of this Agreement. (e) Counterparts; Electronic Signature. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the Parties. In the event that any signature is delivered by facsimile or by electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic delivered signature page were an original thereof. (f) Severability. If any provision of this Agreement is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement, which thereafter shall be construed so as to continue to effect the purposes hereof, provided, however, that in such event the Parties agree to negotiate substitute valid and enforceable provisions which carry out, so far as reasonably possible, the Parties’ original intent in entering into this Agreement. 12. Voluntary Execution of Negotiated Agreement This Agreement is executed by Employee knowingly, voluntarily and without any duress or undue influence on the part or on behalf of the Company, with the full intent of releasing all Claims. The Parties acknowledge and agree that: (a) they have carefully read this Agreement; (b) they have been, or had the opportunity to

Page 9 of 11 be, advised and represented in the preparation, negotiation, review and execution of this Agreement by legal counsel of their own choice; (c) they understand the scope, terms, consequences and effects of this Agreement and of the releases it contains; (d) this is a negotiated severance agreement as defined by California Government Code section 12964.5(c)(2), and (e) they are fully aware of the legal and binding effect of this Agreement. 13. Effective Date Employee understands and agrees that the offer provided in this Agreement expires at 5:00 p.m., on the next business day following the last day of the Evaluation Period as described in paragraph 4(e). This Agreement will become effective immediately upon termination of the Revocation Period, provided that Employee has not revoked this Agreement prior to the termination of the Revocation Period (the "Effective Date"). IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below. /s/ Alex Constantinople July 26, 2022 1 Alex Constantinople (Employee) Date /s/ Shanti Ariker July 26, 2022 1 Zendesk, Inc. (Company) Date

Page 10 of 11 Exhibit A Separation Date Release In exchange for the Severance Benefits, and other consideration provided to me by Zendesk, Inc. (the “Company”) and as required by the Transition and Separation Agreement and General Release by and between the Company and me dated _______________________, 2022 (the “Separation Agreement”), I hereby provide the following Separation Date Release (the “Release”). Capitalized Terms included herein and not otherwise defined shall have the meaning set forth in the Separation Agreement. I acknowledge and represent that, as of the Separation Date, the Company has paid me all salary, wages, bonuses, commissions and any and all other benefits due to me through the Separation Date, with the exception of those expenses to be submitted for reimbursement pursuant to the terms of Section 1(d) of the Separation Agreement. On behalf of myself and my descendants, dependents, heirs, executors, agents, principals, partners, representatives, attorneys, administrators, assigns and transferees, as applicable Parties, I hereby fully and forever release, discharge and free the Company, its officers, directors, employees, investors, shareholders, predecessors, successors, subsidiaries, parent company and their respective successors and assigns (the “Released Parties”) of and from any claim, duty, demand, liability, obligation or cause of action (collectively, "Claims") and agrees not to sue any of the Released Parties concerning any matters of any kind, character or nature whatsoever, whether at law or in equity, now existing or heretofore ever having existed, whether currently known or unknown, suspected or unsuspected, that I may possess arising from any acts, omissions or facts that have occurred up until and including the date of this Release, including, without limitation, any and all Claims relating to or arising from my involvement or employment relationship with the Company, the termination of that relationship and status, federal, state or local laws prohibiting discrimination in employment, or my ownership of securities of the Company. I acknowledge that I may have Claims against the Released Parties relating to the foregoing subject matter of which, at the time of execution of this Release, I have no knowledge, and I acknowledge and expressly agrees that this Release is specifically intended to and does extend to any and all such Claims, whether or not known, claimed or suspected. Accordingly, I hereby waive as to the Released Parties the benefits of Section 1542 of the California Civil Code, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. I expressly acknowledge and agree that this Release includes any and all rights or claims I may have or claim to have arising under Title VII of the Civil Rights Act of 1964, as amended, the Worker Adjustment and Retraining Notification Act, the California Constitution, the California Worker's Compensation Act, the Employee Retirement Income Security Act of 1974, the Americans with Disabilities Act, the Age Discrimination in

Page 11 of 11 Employment Act (as amended by the Older Workers Benefit Protection Act), California Fair Employment and Housing Act, and/or any other statute or provision. I expressly acknowledge and agree that the Claims released pursuant to this Release include all claims against individual directors, officers, shareholders and employees of the Company and its affiliated companies, and that any and all such claims are hereby settled, compromised, released and discharged by this Agreement. I understand and agree that (i) I am waiving any rights or claims I might have under the Age Discrimination in Employment Act (the “ADEA”), as amended by the Older Workers Benefit Protection Act; (ii) I have received consideration pursuant to the Separation Agreement to which this Release is related beyond that to which I was entitled; (iii) I have been advised to consult with an attorney before signing this Release; (iv) I have been offered the opportunity to evaluate the terms of this Release for not less than twenty-one (21) days; (v) I may revoke this Release (by written notice to the Company) for a period of seven (7) days after my execution of this Release (the “Release Revocation Period”), and it shall become enforceable only upon the expiration of the Release Revocation Period without prior revocation by me; and (vi) nothing in this Separation Date Release prevents or precludes me from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law. This Separation Date Release will become effective immediately upon termination of the Release Revocation Period, provided that I have not revoked this Separation Date Release prior to the termination of the Release Revocation Period. ___________________________________________ _____________________ Alex Constantinople (Employee) Date